EXHIBIT 10.24

                                     FORM OF
                             STOCKHOLDERS AGREEMENT

                 This STOCKHOLDERS AGREEMENT, dated as of July 11, 1996, among MESSRS. GERALD M. DUNNE, JR., C. SHELTON JAMES, EDWARD HARWOOD, GLENN KOACH, C.S. SHOEMAKER, JOHN TOMLINSON AND MS. ANDREA MOREY, (together with any person that is or becomes a holder of the common stock, without par value, of the Company (as defined below) (the "Common Stock") and acknowledges that it is subject to and bound by the terms of this Agreement as herein provided, the "Stockholders" and each a "Stockholder"), GROUP LONG DISTANCE, INC., a Florida corporation (the "Company"), and TEL-SAVE, INC., a Pennsylvania corporation (the "Purchaser").

                 WHEREAS, the Stockholders are the owners of record and beneficially own in the aggregate [462,546] shares of Common Stock and each Stockholder individually owns the number of shares of Common Stock set forth in
Schedule I hereto;

                 WHEREAS, the Company and the Purchaser have entered an agreement (the "Financing Agreement"), dated the date hereof, pursuant to which the Purchaser has agreed to make an advance of money to the Company, subject to the terms and conditions thereof;

                 WHEREAS, the Company has issued a warrant, dated the date hereof (the "Warrant"), to the Purchaser, which Warrant entitles the Purchaser to purchase up to 300,000 shares of Common Stock, subject to the terms and conditions thereof;

                 NOW THEREFORE, in consideration of the mutual promises herein contained, each of the Stockholders and the Company agrees as follows:

                 1. SALE AND TRANSFER OF SHARES. (a) Except for those shares listed on Schedule II, so long as the Purchaser (or an affiliate of the Purchaser) shall hold the Warrant or any shares of Common Stock issued pursuant thereto, no Stockholder shall sell or transfer any shares of Common Stock owned by him or her to any person (herein, the "Transferee") other than (w) to a member of the immediate family of such

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Stockholder or to a trust established for the benefit of such Stockholder or an active employee of the Company, (x) to another Stockholder or an active employee of the Company, or (y) to an employee stock ownership trust established for the benefit of the employees of the Company, which shall have acknowledged and agreed in writing as provided in Section 5 hereof, unless:

                 (i) such Stockholder shall have given written notice to the Company of such proposed sale at least ten (10) days prior to the consummation of such sale, which notice shall include the terms of such proposed transaction, including, without limitation, the price and number of shares;

                 (ii) the Company shall have given written notice to the Purchaser of such proposed sale at least ten (10) days prior to the consummation thereof, which notice shall include the terms of such proposed transaction;

                 (iii) the Purchaser shall have given written notice to the Company at least ten (10) days prior to the consummation of such sale of the number of shares the Purchaser wishes to sell to such Transferee;

                 (iv) the Transferee shall, simultaneously with the purchase of shares from such Stockholder, and at the same price and on the same conditions, purchase from the Purchaser such number of shares equal to the lesser of (x) the aggregate number of shares set forth in the notice to the Company of the Purchaser's desire to sell such shares pursuant to clause (iii) above and (y) the number of shares that bears the same relation to the aggregate number of shares "beneficially owned" (used herein as defined in Rule 13d-3 of the Securities Exchange Act of 1934, as amended) by such Purchaser as of the date hereof to the number of shares of Common Stock to be sold by such Stockholder to the Transferee bears to the aggregate number of shares beneficially owned by such Stockholder on such date. The Purchaser shall be permitted, in its sole discretion, to either (i) sell to the Transferee such shares of Common Stock by exercising its rights under the Warrant or (ii) sell to the Transferee, in whole or in part, the Warrant.

                 (b) No Stockholder shall sell any shares of Common Stock to any person unless such person shall

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have acknowledged (i) receipt of a copy of this Agreement; (ii) that he or she shall be deemed a "Stockholder" under this Agreement; and (iii) that he or she and his or her shares shall be subject to and bound by the terms of this Agreement. Such person shall have endorsed such acknowledgment and consent upon the counterpart of this Agreement delivered to and held by the Company.

                 2. ENDORSEMENT OF STOCK CERTIFICATES; TRANSFER LIMITATIONS. So long as this Agreement shall be in effect, all certificates for shares of the Common Stock of the Stockholders, of any transferee of any of such shares and of any transferee of any transferee, now or hereafter issued, shall be endorsed as follows:

                 The shares of stock represented by this certificate are subject to and are transferable only in compliance with a Stockholders Agreement, dated as of July 11, 1996, between the Stockholders named therein and Tel-Save, Inc., and a copy of such Stockholders Agreement is on file at the principal office of Group Long Distance, Inc.

The Company will not register the transfer of, or issue any certificate in exchange for, or otherwise recognize the transfer of, any shares of Common Stock except those transferred in compliance with the terms of this Agreement.

                 3. FURTHER COVENANTS. So long as any amount shall be outstanding and payable under the Financing Agreement, each of the Stockholders (in his or her capacity as a stockholder and as an officer or director of the Company) shall use his or her best efforts, including, without limitation, voting all of his or her shares of Common Stock, to cause the agreements of the Company set forth in Section 8(i) of the Financing Agreement to be effective.

                 4. MODIFICATIONS. This Agreement may not be effectively amended, modified or supplemented and no provision hereof may be waived except with the written consent of the parties hereto.

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                 5. SPECIFIC PERFORMANCE. The Stockholders and the Company
stipulate that the remedies at law available to the Purchaser in the event of any default or threatened default by the Company or a Stockholder in the performance of or compliance with any of the terms of this Agreement are not and will not be adequate, and that, to the extent permitted by applicable law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

                 6. CONSTRUCTION. (a) If any provision of this Agreement shall be declared invalid or illegal for any reason whatsoever, then notwithstanding such invalidity or illegality, the remaining terms and provisions of this Agreement shall remain in full force and effect in the same manner as if the invalid or illegal provisions had not been contained herein.

                 (b) For purposes of this Agreement, the use of the singular form shall be deemed to include the plural, and the use of the masculine gender shall be deemed to include the feminine gender, and vice versa, except if the context clearly requires otherwise.

                 7. BENEFIT. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, and to their respective heirs, executors, administrators, successors and assigns, and shall be binding upon any person to whom any stock of the Company is transferred in violation of the provisions of this Agreement, and the heirs, executors, administrators, successors or assigns of such Person.

                 8. NOTICES. Any notice provided for hereunder shall be in writing and shall be delivered,

if to the Company, at:

                           Group Long Distance, Inc.
                           1451 West Cypress Creek Road
                           Suite 200
                           Fort Lauderdale, Florida, 33309
                           Attention:  President

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                           Telephone Number:  (954) 771-9696
                           Facsimile Number:  (954) 771-9910

if to the Purchaser, at:

                           Tel-Save, Inc.
                           Law Department
                           6805 Route 202
                           New Hope, Pennsylvania  18938
                           Attention:  General Counsel

                           Telephone Number:  (215) 862-1500
                           Facsimile Number:  (215) 862-1515

and if to a Stockholder, to the address set forth in Schedule I.

                 9. GOVERNING LAW. This Agreement shall be governed by the laws of the Commonwealth of Pennsylvania.

                 10. COUNTERPARTS. This Agreement may be executed in several counterparts, each of which so executed shall be deemed to be an original and said counterparts shall together constitute and be one and the same.

                 IN WITNESS WHEREOF, the parties hereto have entered into this Agreement as of the day and year first above written.

                                       GROUP LONG DISTANCE, INC.

                                       By -------------------------------------
                                          Name:
                                          Title:

                                       TEL-SAVE, INC.

                                       By -------------------------------------
                                          Name:
                                          Title:

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                                       GERALD M. DUNNE, JR.

                                       ----------------------------------------


                                       C. SHELTON JAMES

                                       ----------------------------------------


                                       EDWARD HARWOOD

                                       ----------------------------------------


                                       GLENN KOACH

                                       ----------------------------------------

                                       C.S. SHOEMAKER

                                       ----------------------------------------

                                       JOHN TOMLINSON

                                       ----------------------------------------

                                       ANDREA MOREY

                                       ----------------------------------------

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                                                                     Schedule II

                               LIST OF SECURITIES
                            not subject to Agreement